ACCOUNTING STANDARDS AND BASIS OF PREPARATION - movement in investment properties (Detail) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Income derived from rents (rents charged)	$ 9,719	$ 14,998
Direct operating expenses of properties that generated income derived from rents	(6,637)	(13,168)
Result by measurement at fair value	(92,457)	(173,076)
Income or loss from investment property	$ 89,375	$ 171,246